Consolidated Statements of Operations - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
REVENUES:
Sales of licenses	$ 3,924	$ 3,942	$ 5,397
Services	14,128	16,986	19,623
Revenues, Total	18,052	20,928	25,020
COST OF REVENUES
Cost of sales of licenses	349	418	488
Cost of services	6,482	8,212	9,462
Cost of Revenue, Total	6,831	8,630	9,950
GROSS PROFIT	11,221	12,298	15,070
RESEARCH AND DEVELOPMENT EXPENSES	3,517	2,943	4,539
SELLING AND MARKETING EXPENSES	1,105	1,173	1,140
GENERAL AND ADMINISTRATIVE EXPENSES	1,393	1,766	1,934
OPERATING INCOME	5,206	6,416	7,457
FINANCIAL INCOME (EXPENSES) - net	166	(114)	(306)
INCOME BEFORE TAXES ON INCOME	5,372	6,302	7,151
TAXES ON INCOME	1,169	1,284	1,668
NET INCOME	$ 4,203	$ 5,018	$ 5,483
EARNINGS PER SHARE -
Basic and diluted	$ 0.22	$ 0.26	$ 0.29
WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES USED IN COMPUTATION OF EARNINGS PER SHARE - IN THOUSANDS
Basic	19,234	19,183	18,949
Diluted	19,307	19,283	19,032